UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 25, 2013

Ameristar Casinos, Inc.

(Exact name of registrant as specified in its charter)

Commission File No. 000-22494

Nevada	88-0304799
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3773 Howard Hughes Parkway, Suite 490S, Las Vegas, NV 89169

(Address of principal executive offices)              (Zip Code)

(702) 567-7000

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Ameristar Casinos, Inc. (“Ameristar”) announced today that, pursuant to a supplement dated March 25, 2013 (the “Supplement”) to the Consent Solicitation Statement dated March 18, 2013 (the “Consent Solicitation Statement”), at the request and expense of Pinnacle Entertainment, Inc., it has amended the terms of its previously announced consent solicitation (the “Consent Solicitation”) seeking consents from holders of the $1,040,000,000 outstanding principal amount of its 7.50% Senior Notes due 2021(the “Notes”) to approve certain waivers of and amendments to certain provisions of the indenture governing the Notes (the “Indenture”).  As described in the Supplement, Ameristar has increased the consent fee payable to consenting holders and has also amended and supplemented certain other terms of the Consent Solicitation Statement.  In addition, the Consent Solicitation, which was previously scheduled to expire at 5:00 p.m., New York City time, on March 27, 2013, has been further extended to 5:00 p.m., New York City time, on April 2, 2013, unless further extended or terminated by Ameristar.  A copy of the press release announcing the Supplement and extension of the expiration time is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.  The amended terms and conditions of the Consent Solicitation are described in the Supplement, which is furnished as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

The information in this Current Report and Exhibits 99.1 and 99.2 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by Ameristar under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.       Financial Statements and Exhibits.

(d)       Exhibits.  The exhibits listed below are incorporated herein in their entirety.

Exhibit	Description
99.l	Press Release of Ameristar Casinos, Inc., dated March 25, 2013

99.2	Supplement No. 1 to Consent Solicitation Statement, dated March 25, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ameristar Casinos, Inc.

By:	/s/ Peter C. Walsh
Name: Peter C. Walsh
Title: Senior Vice President and General Counsel

Dated:  March 25, 2013

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release of Ameristar Casinos, Inc., dated March 25, 2013

99.2	Supplement No. 1 to Consent Solicitation Statement, dated March 25, 2013